UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2008

______________

DRI Corporation
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-28539	56-1362926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code	(214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On March 4, 2008, DRI Corporation announced that, according to preliminary results, it expects to report an increase in fourth quarter and fiscal year 2007 net sales of approximately 30.9 percent and 17.8 percent, respectively, as compared to sales for the same periods in 2006.

In addition to anticipating a profitable outcome for fiscal year 2007, the Company also announced that it expects to post further growth and profitability in fiscal year 2008.

The Company also announced that on or about March 14, 2008, it anticipates filing with the Securities and Exchange Commission (SEC) its Annual Report on Form 10-K for the period ended Dec. 31, 2007, as well as conduct a shareholders’ conference call.

The Company also announced upcoming investor relations meetings.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

This current report on Form 8-K and the accompanying press release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements concerning the timing or amount of future revenues, expectations of profitability, expected business and revenue growth trends, future annualized revenue run rates, and anticipated increases in shareholder value, as well as any statement, express or implied, concerning future events or expectations or which use words such as "expect," "fully expect," "expected," "appears," "believe," "plan," "anticipate," "would," "goal," "potential," "potentially," "range," "pursuit," "run rate," "stronger," "preliminarily," etc., is a forward-looking statement. These forward-looking statements are subject to risks and uncertainties, including risks and uncertainties that the Company may not have accurately forecasted the timing or amount of future revenues, that its expectations as to future business and revenue growth trends, future annualized run rates, and increases in shareholder value may not prove accurate over time, as well as other risks and uncertainties set forth in the Company’s Annual Report on Form 10-K filed March 28, 2007, particularly those identified in Risk Factors Affecting Our Business. There can be no assurance that any expectation, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated.

Item 7.01     Regulation FD Disclosure.

The Company incorporates by reference the information included in Item 2.02 and Item 9.01 of this Form 8-K. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01     Financial Statements and Exhibits.

(a)     Exhibits.
          99.1       Press release dated March 4, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRI CORPORATION

Date:	March 4, 2008	By:	/s/ STEPHEN P. SLAY
Stephen P. Slay
Vice President, Chief Financial Officer, Secretary, and Treasurer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated March 4, 2008.